UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No. )

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SABA CAPITAL INCOME & OPPORTUNITIES FUND

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(Name of Person(s) Filing Proxy Statement if other than the Registrant)

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Saba Capital Income & Opportunities Fund

405 Lexington Avenue, 58th Floor

New York, New York 10174

212-542-4644

May 20, 2025

Dear Shareholder:

On behalf of the Board of Trustees (the “Board”), we are pleased to invite you to the annual meeting of shareholders (the “Annual Meeting”) of Saba Capital Income & Opportunities Fund (the “Fund”). The Annual Meeting is scheduled for 10:00 a.m., Eastern Time, on June 20, 2025, via audio teleconference.

At the Annual Meeting, shareholders of the Fund are being asked to approve the election of five nominees to the Board of Trustees of the Fund (the “Proposal”).

Formal Notice of the Annual Meeting appears on the next page, followed by the proxy statement (the “Proxy Statement”). The Proposal is discussed in detail in the enclosed Proxy Statement, which you should read carefully.

After careful consideration, the Board recommends that you vote “FOR” the election of each of the nominees.

Your vote is important regardless of the number of shares you own. To avoid the added cost of follow-up solicitations and possible adjournments, please take a few minutes to read the Proxy Statement and cast your vote. It is important that your shares be represented at the Annual Meeting. Whether or not you plan to attend the Annual Meeting and vote during the Annual Meeting, we urge you to complete, date and sign the enclosed Proxy Ballot and promptly return it in the enclosed postage-paid return envelope provided, authorize your proxy by telephone or through the Internet as described in the enclosed Proxy Ballot, or, if you are a beneficial owner, follow the voting instruction form of your bank or banker as soon as possible.

We appreciate your participation and prompt response in this matter and thank you for your continued support.

Sincerely,

Andrew Kellerman
Chairman of the Board

Notice of Annual Meeting of Shareholders

of

Saba Capital Income & Opportunities Fund

405 Lexington Avenue, 58th Floor

New York, New York 10174

212-542-4644

Dear Shareholder:

NOTICE IS HEREBY GIVEN that an annual meeting of the shareholders (the “Annual Meeting”) of Saba Capital Income & Opportunities Fund (the “Fund”) is scheduled for Friday, June 20, 2025 at 10:00 A.M. Eastern Time via audio teleconference for the purposes described below and more fully described in the accompanying proxy statement (the “Proxy Statement”). Shareholders will not have to travel to attend the Annual Meeting but will be able to view the meeting live and cast their votes by accessing a web link.

At the Annual Meeting, shareholders will be asked:

1.	To elect five nominees to the Board of Trustees of the Fund, each to hold office for the term indicated and until his or her successor has been elected and qualified (the “Proposal”); and

2.	To transact such other business, not currently contemplated, that may properly come before the Annual Meeting, or any adjournment(s) or postponement(s) thereof.

Please read the enclosed Proxy Statement carefully for information concerning the Proposal to be placed before the Annual Meeting. The Board of Trustees recommends that you vote “FOR” the election of each of the nominees.

The Board has fixed the close of business on April 24, 2025, as the record date for the determination of shareholders entitled to receive notice of, and to vote at, the Annual Meeting or any adjournment(s) and postponement(s) thereof (“Record Date”). Your attention is called to the accompanying Proxy Statement. Regardless of whether you plan to attend the Annual Meeting, please complete, sign, and return promptly the enclosed Proxy Ballot, so that a quorum will be present and a maximum number of shares may be voted. Proxies may be revoked at any time before they are exercised by submitting a revised Proxy Ballot, by giving written notice of revocation to the Fund or by voting virtually at the Annual Meeting.

By Order of the Board of Trustees of the Fund

Michael D’Angelo

Secretary

May 20, 2025

PROXY STATEMENT

May 20, 2025

SABA CAPITAL INCOME & OPPORTUNITIES FUND

405 Lexington Avenue, 58th Floor

New York, New York 10174

212-542-4644

 ANNUAL MEETING OF SHAREHOLDERS
TO BE HELD ON JUNE 20, 2025

Important Notice Regarding the Availability of Proxy Materials
for the Annual Meeting of Shareholders to be Held on June 20, 2025

This Proxy Statement and Notice of Annual Meeting of Shareholders are
available at: www.proxyvote.com

INTRODUCTION

Why did you send me this booklet?

This booklet includes a notice of the Annual Meeting (the “Notice”), proxy statement (the “Proxy Statement”) and a proxy ballot (the “Proxy Ballot”) for the Saba Capital Income & Opportunities Fund (the “Fund”) in which you own shares. It provides you with information you should review before providing voting instructions on the matters listed in the Notice. The Notice, the Proxy Statement, and the Proxy Ballot were first mailed to shareholders of record on or about May 20, 2025.

The words “you” and “shareholder” are used in this Proxy Statement to refer to the person or entity that has voting rights or is being asked to provide voting instructions in connection with the shares.

What proposal will be considered at the Annual Meeting?

At the Annual Meeting, shareholders of the Fund are being asked to approve the election of five nominees to the Board of Trustees of the Fund (the “Proposal”).

Who is eligible to vote?

Shareholders of record holding an investment in shares of the Fund as of the close of business on April 24, 2025 (the “Record Date”) are eligible to vote at the Annual Meeting or any adjournments or postponements thereof.

How do I vote?

You may submit your Proxy Ballot in one of four ways:

●	By Internet. Please refer to the enclosed Proxy Ballot, go to the internet address provided and follow the instructions for voting on the enclosed Proxy Ballot. You will be required to provide your control number located on the Proxy Ballot.

●	By Telephone. Please call the toll-free number for telephone voting, which can be found on the enclosed Proxy Ballot. You will be required to provide your control number located on the Proxy Ballot.

●	By Mail. Please mark the enclosed Proxy Ballot, sign and date it, and return it in the postage-paid envelope we provided. Joint owners must each sign the Proxy Ballot.

●	Virtually at the Annual Meeting. You can vote your shares virtually at the Annual Meeting. There is no physical location for the Annual Meeting. If you expect to attend the Annual Meeting virtually, please call Broadridge Fund Solutions, LLC (“Broadridge”) at 855-928-4480.

If you encounter any difficulties accessing the live webcast and listen-only conference call before or during the Annual Meeting time, please call 866-612-8937 (Toll Free).

You may authorize a proxy to vote via the Internet or by Telephone at any time prior to 11:59 p.m. Eastern Time on June 19, 2025, the day before the Annual Meeting.

When and where will the Annual Meeting be held?

The Annual Meeting is scheduled to be held via audio teleconference on Friday, June 20, 2025, at 10:00 A.M., Eastern Time, and, if the Annual Meeting is adjourned or postponed, any adjournment(s) or postponement(s) of the Annual Meeting will also be held in the same manner. There is no physical location for the Annual Meeting.

To participate in the Annual Meeting, shareholders must register in advance by visiting https://www.viewproxy.com/sabacapital/broadridgevsm/ and submitting the requested required information to Broadridge, the Fund’s proxy tabulator.

Shareholders whose shares are registered directly with the Fund in the shareholder’s name will be asked to submit their name and control number found on the shareholder’s Proxy Ballot in order to register to participate in and vote at the Annual Meeting. Shareholders whose shares are held by a broker, bank or other nominee must first obtain a “legal proxy” from the applicable nominee/record holder, who will then provide the shareholder with a newly issued control number. We note that obtaining a legal proxy may take several days. Requests for registration should be received no later than 2 days prior to Meeting Date, June 18, 2025, but in any event, the legal proxy must be received by the scheduled time for commencement of the Annual Meeting. Once shareholders have obtained a new control number, they must visit https://www.viewproxy.com/sabacapital/broadridgevsm, submit their name and newly issued control number in order to register to participate in and vote at the Annual Meeting. After shareholders have submitted their registration information, they will receive an email from Broadridge that confirms that their registration request has been received and is under review by Broadridge. Once shareholders’ registration requests have been accepted, they will receive (i) an email containing an event link and dial-in information to attend the Annual Meeting, and (ii) an email with a password to enter at the event link in order to access the Annual Meeting.

Shareholders may vote before or during the Annual Meeting at proxyvote.com. Only shareholders of the Fund, as of the Record Date, present virtually or by proxy will be able to vote, or otherwise exercise the powers of a shareholder, at the Annual Meeting.

How can I obtain more information about the Fund?

Should you have any questions about the Fund, please do not hesitate to contact Broadridge toll free at 855-928-4480.

A copy of the current annual report and most recent semi-annual report is available, without charge, on the Internet at www.sabacef.com or by contacting the Fund at:

Saba Capital Management, LP

405 Lexington Avenue, 58th Floor

New York, NY 10174
212-542-4644

Who are the service providers to the Fund?

Saba Capital Management, L.P. (“Saba Capital” or “Adviser”) serves as the investment adviser to the Fund. Additional information about Saba Capital may be found below.

Saba Capital, a Delaware limited partnership, has overall responsibility for the management of the Fund. Saba Capital oversees all investment advisory and portfolio management services and assists in managing and supervising all aspects of the general day-to-day business activities and operations of the Fund, including custodial, transfer agency, dividend disbursing, accounting, auditing, compliance and related services. Saba Capital is registered with the U.S. Securities and Exchange Commission (“SEC”) as an investment adviser.

The Adviser is a U.S.-based registered investment adviser who focuses on credit relative value, tail hedge and closed-end funds. Saba Capital’s principal office is located at 405 Lexington Avenue, 58th Floor, New York, New York 10174. As of April 1, 2025, Saba Capital managed approximately $5.9 billion in assets.

The Fund has engaged ALPS Fund Services, Inc. (“SS&C ALPS”) as the Fund’s Administrator to provide certain administrative and transfer agency services to the Fund, pursuant to service agreements with the Fund. SS&C ALPS also acts as the Fund’s Accountant. The principal business address of SS&C ALPS is 1290 Broadway, Suite 1000, Denver, CO 80203. In addition, the Fund has engaged Foreside Fund Officer Services, LLC (“Foreside”) to provide third-party compliance officer and treasurer services. The principal business address of Foreside is 3 Canal Plaza, 3rd Floor, Portland, ME 04101.

PROPOSAL ONE – ELECTION OF THE NOMINEES

What is Proposal One?

The Board of Trustees of the Fund (the “Board”) has nominated five individuals (the “Nominees”) for election as Trustees of the Fund. Shareholders are being asked to elect each Nominee as a Trustee, each to serve until his or her death, resignation, or removal or until his or her successor is duly elected and qualified.

The Nominees are: Thomas Bumbolow, Karen Caldwell, Ketu Desai, Anatoly Nakum and Andrew Kellerman, each of whom is a current member of the Board. Messrs. Bumbolow, Desai and Nakum, as well as Ms. Caldwell are not “interested persons”, as defined in the Investment Company Act of 1940, as amended (the “1940 Act”), of the Fund. Such persons are commonly referred to as “Independent Trustees.” Mr. Kellerman is considered an interested person of the Fund, as defined in the 1940 Act, because he is also employed by Saba Capital. Each Nominee has consented to serve as a Trustee and to being named in this Proxy Statement. Please read the section entitled “Further Information about the Trustees and Officers” before voting on the Proposal.

Who are the Nominees and what are their qualifications?

Set forth below is pertinent information about each Nominee.

Independent Trustees

Thomas Bumbolow

Thomas R. Bumbolow has served as an Independent Trustee of the Fund since January 2021 and is also a member of the Fund’s Audit Committee. Presently, he holds the position of Head of Distribution & Business Development at American Life & Security Corp., an insurance company renowned for integrating innovative insurance solutions with tailored reinsurance capabilities for esteemed asset management partners. Mr. Bumbolow also serves as advisor to Limitless Ventures, a venture-based social fund. Mr. Bumbolow is also the co-founder of protoCapital, a merchant bank that was operational from 2018 to 2020. His extensive career spans over two decades at JPMorgan Chase, where he held diverse roles in fixed-income sales and trading from 1997 to 2017.

Since 2018, he has served as a board member of Stepping Stones Museum for Children.

Mr. Bumbolow graduated with a Bachelor of Arts in Economics from Boston College. His tenure in the financial sector, along with his recent engagements in insurance and asset management markets, underscore his aptitude to serve as a trustee. Mr. Bumbolow’s qualifications to serve as a Trustee of the Fund include his years of experience working within the financial and banking sectors, and within the asset management space generally.

Karen Caldwell

Karen Caldwell has served as an Independent Trustee on the Boards of Trustees of the Fund since 2020 and Saba Capital Income & Opportunities Fund II since February 2023, including serving as Chairperson of the Audit Committee of each of those funds.

Ms. Caldwell has served as the Chief Financial Officer of Tides Network, a non-profit organization dedicated to advancing social justice since 2024. Previously, Ms. Caldwell served as the Chief Financial Officer of Reform Alliance, a non-profit organization dedicated to probation reform, from 2019 to 2024. She also served on the board of trustees of Finite Solar Finance Fund from 2021 to 2023. Prior to that, Ms. Caldwell served as the Chief Financial Officer and Treasurer of the NHP Foundation, a not-for-profit organization dedicated to increasing housing affordability, from 2018 to 2019. From 2016 to 2018, Ms. Caldwell served as the Chief Financial Officer and Executive Vice President of the New York City Housing Authority. Prior to such position, she served as the president of Hanseatic Management Services, Inc., an asset management company, from 2015 to 2016. Prior to Hanseatic, Ms. Caldwell served as a managing director of Alternative Investments at Amundi Investments, LLC, an investment advisement firm, from 2008 to 2014. From 1994 until 2008, Ms. Caldwell served as the Group Senior Vice President and Co-Head of Rates and Portfolio Management of ABN AMRO/LaSalle Bank Corporation Treasury. Ms. Caldwell also served as the Vice President of Foreign Exchange Trading and Sales at JPMorgan Chase from 1982 until 1994.

Ms. Caldwell has served as a Member of the Illinois Finance Authority since her appointment by the Governor of Illinois in 2023 and previously served as a member of the board of directors and on the Audit Committee of the Chicago Housing Authority from 2014 until 2015.

Ms. Caldwell earned a B.S. in Accounting from Florida A&M University, and an M.B.A. in Finance & Marketing from Northwestern University, Kellogg School of Management. Ms. Caldwell’s qualifications to serve as a Trustee of the Fund include her extensive experience as senior management in various businesses and in leadership position in large financial institutions.

Ketu Desai

Ketu Desai has served as an Independent Trustee on the Board of Trustees of the Fund since July 2020 and is a member of the Audit Committee. Mr. Desai has also served on the Board of Trustees of Saba Capital Income & Opportunities Fund II since February 2023 and is a member of its Audit Committee. Mr. Desai has served on the Board of Directors of the ASA Gold and Precious Metals Limited Fund since 2024 and is a member of its Audit Committee.

Mr. Desai has served as the founding partner and Principal of i-squared Wealth Management, Inc., a private wealth investment management firm, since 2016 and was Chief Investment Officer of Centerfin from 2020 to 2024. Previously, he served as Investment Analyst at Lighthouse Investment Partners, LLC (“Lighthouse”), a global investment firm, from 2007 until 2016. Based out of Lighthouse’s NYC office, Mr. Desai helped manage Lighthouse’s credit funds, including the Lighthouse Credit Opportunities Fund and Lighthouse Credit Compass. At Lighthouse, Mr. Desai was also a member of the firm’s Relative Value committee, responsible for portfolio allocation decisions and risk management of fixed income, credit, event-driven, mortgage, and distressed strategies. Prior to joining Lighthouse, Mr. Desai served as a M&A Investment Banking Analyst at Credit Suisse AG.

Mr. Desai earned a B.A. in Economics from Stony Brook University, and a M.S. in Economics from New York University. Mr. Desai has also received an MBA from NYU Stern in Finance, Financial Instruments and Markets, and Entrepreneurship and Innovation. Mr. Desai’s qualifications to serve as a Trustee of the Fund include his extensive experience in senior management and in leadership positions in large financial institutions.

Anatoly Nakum

Anatoly Nakum has served as an Independent Trustee on the Boards of Trustees of the Fund since April 2024 and Saba Capital Income & Opportunities Fund II since February 2023.

Mr. Nakum is a senior-level finance executive with 25 plus years of experience in the credit markets managing multibillion-dollar portfolios at major institutions. Mr. Nakum has served as Partner and Head of Portfolio Management and Trading at EPFC Capital Partners since 2023. Throughout his career, he has held a number of senior leadership positions at Deutsche Bank, UBS, and Credit Agricole. He was responsible for Credit Trading and Private Credit in the Americas, served as a member of Credit and Fixed Income Committees, and managed teams across Corporate Credit, Emerging Markets, Private Credit and Structured Finance. In addition, Mr. Nakum managed Credit portfolios on the Asset Management side of the business. He oversaw the development of infrastructure, predictive credit score technology, risk systems and legal framework to create efficient and scalable investment processes. Under his leadership, his teams were responsible for managing risk and transactions across Private Credit, Structured Products, Corporate Credit portfolios covering Corporate and Wealth Management Clients.

Mr. Nakum graduated NYU with a B.S. in Finance and Economics. He is a Life Chess Master. He is an adjunct Professor of Finance at Fordham University where he teaches Banking and Credit. Mr. Nakum’s qualifications to serve as a Trustee of the Fund include his extensive experience serving as a senior-level finance executive and in various leadership roles within the financial services industry.

Interested Trustees

Andrew Kellerman

Andrew Kellerman has served as an Interested Trustee on the Boards of Trustees of the Fund since July 2020 and Saba Capital Income & Opportunities Fund II since April 1, 2025. He currently serves as the Chairperson of the Boards of Trustees of the Fund and Saba Capital Income & Opportunities Fund II.

Mr. Kellerman joined Saba Capital Management, L.P. in April 2018 and serves as Partner, President, and Head of Business Development and Investor Relations. Previously, Mr. Kellerman was a Managing Director and Head of Distribution for the Private Institutional Client group at Alex. Brown Raymond James, where he oversaw the placement of Private Funds and Private Direct Investments. Prior to his role at Alex. Brown Raymond James, he spent over a decade at Deutsche Bank, from 2002 to 2014, where he was a Managing Director in Credit Derivatives and held leadership positions, including U.S. Head of Synthetic CDO Sales and Head of Hedge Fund Credit Sales. Mr. Kellerman's diverse experience also includes roles at FleetBoston Financial in Singapore, where he was a Director in Asia Structured Finance, and at Presidio Capital, also in Singapore, where he served as Director of Structured Finance. Earlier in his career, he worked at First National Bank of Chicago as VP and Head of EM Options Trading. Mr. Kellerman holds a Bachelor of Science in International Relations from Syracuse University. Mr. Kellerman’s qualifications to serve as a Trustee of the Fund include his extensive experience in the investment and financial services industries including his time as managing director of a large multinational investment bank.

For additional information on the Nominees, please see Appendix A. No Nominee is a party adverse to the Fund or any of its affiliates in any material pending legal proceeding, nor does any Nominee have an interest materially adverse to the Fund.

If any or all of the Nominees become unavailable to serve as Trustee due to events not now known or anticipated, the persons named as proxies will vote for such other nominee or nominees as the current Trustees may recommend or the Board may reduce the number of Trustees as provided for in the Fund’s charter documents.

How long will the Trustees serve on the Board?

If elected, each Nominee would serve as a Trustee until the next meeting of shareholders called for the purpose of electing Trustees, if any, and until a successor is duly elected and qualified, or if sooner, until their death, resignation, or removal.

What is the required vote?

Shareholders of the Fund will vote collectively as a single class on the election of each Nominee. There is no cumulative voting for the election of Trustees. The election of each Nominee must be approved by a plurality of the votes cast at the Annual Meeting at which a quorum is present. A plurality of the votes cast means the Nominees receiving the most votes will be elected and each Nominee that receives at least one affirmative vote will be elected. Shareholders who vote for the Proposal will vote for each Nominee. Those shareholders who wish to withhold their vote on any specific Nominees may do so on the Proxy Ballot. Shareholders do not have appraisal rights in connection with the Proposal.

What is the Board’s recommendation?

The Board, including all of the Independent Trustees, has unanimously approved the nomination of each of the Nominees, and recommends that the shareholders of the Fund vote “FOR” the election of each of the Nominees named herein.

FURTHER INFORMATION ABOUT THE TRUSTEES AND OFFICERS

The Board of Trustees

The Fund is governed by the Board, which oversees the Fund’s business and affairs. The Board delegates the day-to-day management of the Fund to the Fund’s Officers and to various service providers that have been contractually retained to provide such day-to-day services. The Trustees oversee the Fund’s activities, review contractual arrangements with companies that provide services to the Fund, and review the Fund’s investment performance.

The Board Leadership Structure and Related Matters

The Board is comprised of five members, four of whom are Independent Trustees.

The Interested Trustee, Andrew Kellerman, serves as the Chairperson of the Board. The responsibilities of the Chairperson of the Board include: coordinating with management in the preparation of agendas for Board meetings; presiding at Board meetings; between Board meetings, serving as a primary liaison with other Trustees, officers of the Fund, management personnel, and legal counsel to the Independent Trustees; and such other duties as the Board periodically may determine. Mr. Kellerman is a partner of the Fund’s investment adviser, Saba Capital. The designation of an individual as the Chairperson does not impose on such Trustee any duties, obligations or liabilities greater than the duties, obligations or liabilities imposed on such person as a member of the Board, generally.

For the fiscal year ended October 31, 2024, the Board held four (4) meetings (not including committee meetings).

The Fund does not currently have a formal policy regarding the Trustees’ attendance at the Annual Meeting. No Trustees attended the Fund’s last annual meeting held on June 20, 2024.

Audit Committee. The Board has established an Audit Committee whose functions include, among other things: the appointment, compensation, retention and oversight of the work of the Fund’s independent registered public accounting firm (“auditor”) engaged for the purpose of preparing or issuing an audit report or performing other audit, review or attest services for the Fund. The Audit Committee currently consists of three (3) Independent Trustees. The following Trustees currently serve as members of the Audit Committee: Ms. Caldwell and Messrs. Bumbolow and Desai. Ms. Caldwell currently serves as the Chairperson of the Audit Committee. Ms. Caldwell has been designated as Audit Committee Financial Expert under the Sarbanes-Oxley Act of 2002. The Audit Committee held three (3) meetings during the fiscal year ended October 31, 2024. A copy of the current Audit Committee Charter is available, without charge, on the Internet at www.sabacef.com.

Nominating and Corporate Governance Committee. The Board has established a Nominating Committee, whose functions include the following:

(i) The Nominating Committee shall make recommendations for nominations of Independent Trustees of the Board to the incumbent Independent Trustees and to the full Board. The Nominating Committee shall evaluate candidates’ qualifications for Board membership and the independence of such candidates from the Adviser and other principal service providers. The Nominating Committee shall also consider the effect of any relationships beyond those delineated in the 1940 Act that might impair independence, e.g., business, financial or family relationships with investment managers or service providers.

(ii) The Nominating Committee also shall evaluate candidates’ qualifications and make recommendations for “interested” members on the Board to the full Board.

(iii) The Nominating Committee may adopt from time to time specific, minimum qualifications that the Nominating Committee believes a candidate must meet before being considered as a candidate for Board membership and shall comply with any rules adopted from time to time by the SEC regarding investment company nominating committees and the nomination of persons to be considered as candidates for Board membership. In considering a candidate’s qualifications, the Nominating Committee generally considers the potential candidate’s educational background, business or professional experience, and reputation. In addition, the Nominating Committee has established as minimum qualifications for Board membership as an Independent Trustee: (1) that such candidate be an individual possessing high standards of character and integrity, relevant experience, a willingness to ask hard questions and the ability to work well with others; (2) that such candidate be free of conflicts of interest that would violate applicable law or regulation or interfere with the proper performance of the responsibilities of a Trustee; (3) that such candidate be willing and able to devote sufficient time to the affairs of the Fund and be diligent in fulfilling the responsibilities of a Trustee; and (4) that such candidate have the capacity and desire to represent the balanced, best interests of the Fund’s shareholders as a whole, and not a special interest group or constituency. The Nominating Committee has not adopted any specific policy on the issue of diversity, but will take this into account, among other factors, in its consideration of new candidates to the Board.

(iv) The Nominating Committee shall review shareholder recommendations for nominations to fill vacancies on the Board if such recommendations are submitted in writing and addressed to the Nominating Committee at the Fund’s offices. The Nominating Committee shall adopt, by resolution, a policy regarding its procedures for considering candidates for the Board, including any recommended by shareholders.

The following Trustees currently serve as members of the Nominating Committee: Ms. Caldwell and Messrs. Bumbolow and Desai. Mr. Bumbolow currently serves as the Chairperson of the Nominating Committee. The Nominating Committee typically meets at least once per year and may hold special meetings by telephone or in person to discuss specific matters that may require action prior to the next regular meeting. The Nominating Committee met once during the fiscal year ended October 31, 2024.

The Nominating Committee will consider Trustee candidates recommended by shareholders. In considering candidates submitted by shareholders, the Nominating Committee will take into consideration the needs of the Board, the qualifications of the candidate and the interests of shareholders.

To serve as a Trustee, nominees must (a) have no felony or misdemeanor convictions involving the purchase or sale of a security; and (b) not have been the subject of any order, judgment or decree (which was not subsequently reversed, suspended or vacated) of any federal or state authority finding that the individual violated or is in violation of any federal or state securities laws.

Shareholders wishing to recommend candidates to the Nominating Committee should submit recommendations in writing and addressed to the Nominating Committee at the Fund’s offices. The submission must include: (i) a brief description of the business desired to be brought before the annual or special meeting and the reasons for conducting such business at the annual or special meeting; (ii) the name and address, as they appear on the Fund’s books, of the shareholder proposing such business or nomination; (iii) a representation that the shareholder is a holder of record of stock of the Fund entitled to vote at such meeting and intends to appear telephonically or by proxy at the meeting to present such nomination; (iv) whether the shareholder plans to deliver or solicit proxies from other shareholders; (v) the class and number of Common Shares of the Fund, which are beneficially owned by the shareholder and the proposed nominee to the Board; (vi) any material interest of the shareholder or nominee in such business; (vii) to the extent to which such shareholder (including such shareholder’s principals) or the proposed nominee to the Board has entered into any hedging transaction or other arrangement with the effect or intent of mitigating or otherwise managing profit, loss, or risk of changes in the value of the Common Shares or the daily quoted market price of the Fund held by such shareholder (including shareholder’s principals) or the proposed nominee, including independently verifiable information in support of the foregoing; and (viii) such other information regarding such nominee proposed by such shareholder as would be required to be included in a proxy statement filed pursuant to Regulation 14A under the Securities Exchange Act of 1934, as amended (the “1934 Act”). Each eligible shareholder or shareholder group may submit no more than one Independent Trustee nominee each calendar year.

The Board has adopted and approved a formal written charter for the Nominating Committee. A copy of the charter is attached as Exhibit A to this Proxy Statement.

The Board has not established any committees other than the Audit Committee and Nominating Committee and does not have a standing compensation committee. The Board believes it is appropriate for the Fund not to have a standing compensation committee because, given the size of the Board, the Independent Trustees are collectively capable of effectively and efficiently fulfilling the obligations that would otherwise be delegated to such committee without the need for a formal committee structure. The Independent Trustees, acting together as a group, each participate in the consideration of the compensation of Trustees and executive officers.

The Board’s Risk Oversight Role

The Board oversees the risk management function consistent with and as part of its oversight duties. The Board performs this risk management oversight function directly and, with respect to various matters, through its committees. The following description provides an overview of many, but not all, aspects of the Board’s oversight of risk management for the Fund. In this connection, the Board has been advised that it is not practicable to identify all of the risks that may impact the Fund or to develop procedures or controls that are designed to eliminate all such risk exposures, and that applicable securities law regulations do not contemplate that all such risks be identified and addressed.

The Board, working with management personnel and other service providers, has endeavored to identify the primary risks that confront the Fund. In general, these risks, include, among others: (i) investment risks; (ii) valuation risks; (iii) operational risks; (iv) reputational risks; (v) regulatory risks; (vi) risks related to potential legislative changes; (vii) the risk of conflicts of interest affecting affiliates in managing the Fund; and (viii) cybersecurity risks. The Board has adopted and periodically reviews various policies and procedures that are designed to address these and other risks confronting the Fund. In addition, many service providers to the Fund have adopted their own policies, procedures, and controls designed to address particular risks to the Fund. The Board and persons retained to render advice and service to the Board, including SS&C ALPS, which provides certain administrative, middle office and transfer agency services to the Fund, and Foreside, which provides third-party compliance officer and treasurer services to the Fund, periodically review and/or monitor changes to, and developments relating to, the effectiveness of these policies and procedures.

The Board oversees risk management activities in part through receipt and review by the Board of regular and special reports, presentations and other information from officers of the Fund, including the Chief Compliance Officer (“CCO”) for the Fund and the Adviser’s Chief Risk Officer, and from other service providers.

Trustee Compensation

Each Trustee is reimbursed for reasonable expenses incurred in connection with each meeting of the Board, Audit Committee or Nominating Committee meetings attended, as applicable. Each Independent Trustee is compensated for his or her services, on a quarterly basis, according to a fee schedule adopted by the Board. The Board may from time to time designate other meetings as subject to compensation.

For serving on the Board, each Independent Trustee is paid a $15,000 annual retainer fee per year. Additionally, Ms. Caldwell receives an additional fee of $7,500 per year for her service as Audit Committee Chairperson.  Appendix B details the compensation paid to the Independent Trustees by the Fund for the fiscal year ended October 31, 2024.

Trustee Ownership of Securities

Appendix C provides the dollar value of all of the shares of the Fund held directly or indirectly by each Trustee as of a recent date.

Officers of the Fund

The Officers of the Fund are elected by the Board and hold office until their successors are chosen and qualified, or until they sooner resign, are removed, or are otherwise disqualified to serve. The Officers of the Fund, together with each person’s position with the Fund and principal occupation for the last five years, are listed in Appendix D.

Officer Compensation

The Officers, who are also Officers or employees of Saba Capital or its affiliates, are compensated by Saba Capital or its affiliates. The Officers are not paid by the Fund.

GENERAL INFORMATION ABOUT THE PROXY STATEMENT

Who is asking for my vote?

The Board is soliciting your vote for the Annual Meeting.

How is my proxy being solicited?

Solicitation of proxies is being made primarily by the mailing of the Notice of Annual Meeting of Shareholders, the Proxy Statement, and the Proxy Ballot on or about May 20, 2025. In addition to the solicitation of proxies by mail, employees of Saba Capital and its affiliates, without additional compensation, may solicit proxies in person or by telephone, email, facsimile, or oral communications.

If a shareholder wishes to participate in the Annual Meeting, the shareholder may mail the Proxy Ballot originally sent with the Proxy Statement, attend virtually, vote telephonically, or vote online by logging on to www.proxyvote.com and following the online directions. Should shareholders require additional information regarding the proxy or require replacement of the Proxy Ballot, they may contact Broadridge at 855-928-4480.

What happens to my proxy once I submit it?

The Board has named Michael D’Angelo and Nitin Sapru, or one or more substitutes designated by them, as proxies who are authorized to vote Fund shares as directed by shareholders.

Can I revoke my proxy after I submit it?

A shareholder may revoke their proxy at any time prior to its use by filing with the Fund a written revocation or a duly executed proxy bearing a later date. In addition, any shareholder who attends the Annual Meeting virtually may vote by ballot at the Annual Meeting, thereby canceling any proxy previously given.

How will my shares be voted?

If you follow the voting instructions, your proxy will vote your shares as you have directed. If you submitted your Proxy Ballot but did not vote on the Proposal, your proxies will vote on the Proposal as recommended by the Board. If any other matter is properly presented, your proxies will vote in their discretion in accordance with their best judgment, including on any Proposal to adjourn the meeting. At the time this Proxy Statement was printed, the Board knew of no matter that needed to be acted upon at the Annual Meeting other than the Proposal discussed in this Proxy Statement.

Quorum and Tabulation

Each shareholder of the Fund is entitled to one vote for each share held as to any matter on which such shareholder is entitled to vote and for each fractional share that is owned, the shareholder shall be entitled to a proportionate fractional vote. A majority of shares entitled to vote shall constitute a quorum.

Adjournments

If a quorum is not present at the Annual Meeting, if there are insufficient votes to approve the Proposal, or for any other reason deemed appropriate by your proxies, your proxies may propose one or more adjournments of the Annual Meeting to permit additional time for the solicitation of proxies. Solicitation of votes may continue to be made without any obligation to provide any additional notice of the adjournment. The persons named as proxies will vote in favor of such adjournments in their discretion.

Broker Non-Votes and Abstentions

If a shareholder abstains from voting as to any matter, or if a broker returns a “non-vote” proxy, indicating a lack of authority to vote on a matter, then the shares represented by such abstention or non-vote will be treated as shares that are present at the Annual Meeting for purposes of determining the existence of a quorum. However, abstentions and broker non-votes will be disregarded in determining the “votes cast” on the Proposal. Abstentions and broker non-votes will not affect the outcome of the election of Trustees.

How many Shares are outstanding?

Appendix E sets forth the number of shares of the Fund issued and outstanding as of the Record Date. Shares have no preemptive or subscription rights.

Appendix F lists the persons that, as of the Record Date, owned beneficially or of record 5% or more of the outstanding shares of the Fund. To the best of the Fund’s knowledge, as of the Record Date, no Trustee or Officer owned 1% or more of the outstanding shares of the Fund. As of the Record Date, none of the Independent Trustees nor their immediate family members owned any shares of the Adviser or principal underwriter or of any entity controlling, controlled by, or under common control with the Adviser or principal underwriter (not including registered investment companies).

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the 1934 Act and Section 30(h) of the 1940 Act, as applied to the Fund, require the Fund’s Officers, Trustees, Adviser, affiliates of the Adviser, and persons who beneficially own more than 10% of a registered class of the Fund’s outstanding securities (“Reporting Persons”), to file reports of ownership of the Fund’s securities and changes in such ownership with the SEC and the New York Stock Exchange. Such Reporting Persons are required by the SEC regulations to furnish the Fund with copies of all such filings. Based solely on its review of the copies of such forms received by it and written representations from certain Reporting Persons, the Fund believes that during the fiscal year ended October 31, 2024, its Reporting Persons complied with all applicable filing requirements.

Codes of Ethics and Insider Trading Policy and Practice and Policies Regarding Personal Trading and Hedging of Company Securities

The Fund and the Adviser have adopted codes of ethics (“Codes of Ethics”) pursuant to Rule 17j-1 under the Investment Company Act governing personal trading activities of all Trustees, Officers of the Fund and persons who, in connection with their regular functions, play a role in the recommendation of or obtain information pertaining to any purchase or sale of a security by the Fund. The Codes of Ethics is intended to prohibit fraud against a Fund that may arise from the personal trading of securities that may be purchased or held by that Fund or of the Fund’s shares. The Codes of Ethics prohibits short-term trading of the Fund’s shares by persons subject to the Codes of Ethics. Personal trading is permitted by such persons subject to certain restrictions; however, such persons are generally required to pre-clear all security transactions with the Adviser or its affiliates and to report all transactions on a regular basis.

The Codes of Ethics is available on the SEC’s website at www.sec.gov and copies may also be obtained at prescribed rates by electronic request at publicinfo@sec.gov.

Shareholder Communications with the Board

Shareholders may send other communications to the Board or an individual Trustee. Such communications should be sent to the Fund’s Secretary at the address on the front of this Proxy Statement.

What is the deadline to submit a proposal for the 2026 Annual Meeting?

It is anticipated that the next annual meeting will be held in June 2026, but the exact date, time, and location of such meeting have yet to be determined. Any proposals of shareholders that are intended to be presented at the next annual meeting must be in writing and received at the Fund’s principal executive offices no earlier than January 20, 2026, in order for the proposal to be considered for inclusion in the proxy statement for that meeting. The submission of a proposal does not guarantee its inclusion in the proxy statement or presentation at the meeting.

Shareholders who wish to make a proposal that would not be included in the Fund’s proxy materials or to nominate a person or persons as a Trustee at the 2026 annual meeting of the Fund must ensure that the proposal or nomination is delivered to the Fund’s principal executive offices no earlier than January 20, 2026 and no later than February 19, 2026 and includes the information specified in the Fund’s Declaration of Trust and Bylaws. However, if the annual meeting is not scheduled to be held within 30 days before or after the first anniversary date of the annual meeting for the preceding year (such annual meeting date outside such period, the “Other Annual Meeting Date”), notice by shareholders, to be timely, must be delivered to the Fund’s principal executive offices by the later of (i) the date 90 days prior to the Other Annual Meeting Date or (ii) the 10th day following the date that the Other Annual Meeting Date is first publicly announced or disclosed and must include the information specified in the Fund’s Declaration of Trust and Bylaws. The chairperson of the Annual Meeting may disregard any nomination or other proposal by a shareholder that is not made in the manner described above.

Who is the Fund’s independent public accountant?

The Board has selected the accounting firm of Ernst & Young LLP (“EY”) as the independent auditor of the Fund for the current fiscal year. EY served as the independent auditor for the fiscal years ended October 31, 2023 and October 31, 2024.

As part of its oversight of the Fund’s financial statements, on December 19, 2024, the Audit Committee held a telephonic meeting to review and discuss with the Adviser and EY the Fund’s audited financial statements for the fiscal year ended October 31, 2024. The Audit Committee discussed with EY the matters required to be discussed by Public Company Accounting Oversight Board (“PCAOB”) Auditing Standard 1301, Communications with Audit Committees. The Audit Committee has also received and reviewed the written disclosures and the letter from EY pursuant to PCAOB Rule 3526 and discussed EY’s independence with EY.

Based on the reviews and discussion referred to above, the Audit Committee recommended to the Board that the audited financial statements be included in the Fund’s Annual Report to shareholders.

Submitted by the Audit Committee of the Board

Karen Caldwell

Thomas Bumbolow

Ketu Desai

The fees paid to EY for professional audit services during the Fund’s most recent fiscal years ended October 31, 2023 and October 31, 2024, amounts billed for other services rendered by EY to the Fund, and the aggregate non-audit fees billed by EY for services rendered to the Fund, the Adviser, and any entity controlling, controlled by, or under common control with the Adviser that provides ongoing services to the Fund for the fiscal years ended October 31, 2023 and October 31, 2024 are described in Appendix G.

All of the services provided by the independent public accounting firm were approved by the Audit Committee pursuant to pre-approval policies and procedures adopted by the Audit Committee. Pursuant to such policies and procedures, the Audit Committee approves: (i) all audit and non-audit services to be rendered to the Fund by EY; and (ii) all non-audit services impacting the operations and financial reporting of the Fund provided by EY to the Adviser or any affiliate thereof that provides ongoing services to the Fund (collectively, “Covered Services”). The Audit Committee has adopted pre-approval procedures authorizing one or more members of the Audit Committee to approve from time to time, on behalf of the Audit Committee, all Covered Services to be provided by EY which are not otherwise approved at a meeting of the Audit Committee, provided that such delegate reports to the full Audit Committee at its next regularly scheduled meeting. The pre-approval procedures do not include delegation of the Audit Committee’s responsibilities to management. Pre-approval has not been waived with respect to any of the services described above since the date on which the Audit Committee adopted its current pre-approval procedures.

The Audit Committee of the Board has considered and will periodically consider whether EY’s provision of non-audit services to the Adviser and all entities controlling, controlled by, or under common control with the Adviser that provide ongoing services to the Fund that were not required to be pre-approved is compatible with maintaining the independence of EY.

Representatives of EY are not expected to be at the Annual Meeting but have been given the opportunity to make a statement if they wish.

Why did my household only receive one copy of this Proxy Statement?

Only one copy of this Proxy Statement may be mailed to each household, even if more than one person in the household is a Fund shareholder of record, unless the Fund has received contrary instructions from one or more of the household’s shareholders. If a shareholder needs an additional copy of this Proxy Statement, please contact Broadridge at 855-928-4480. If in the future, any shareholder does not wish to combine or wishes to recombine the mailing of a proxy statement with household members, please inform the Fund in writing at 405 Lexington Avenue, 58th Floor, New York, New York 10174 or via telephone at 212-542-4644.

Who pays for this proxy solicitation?

The Fund will pay the expenses incurred in connection with the Notice of Annual Meeting of Shareholders, Proxy Statement, and the Annual Meeting, including printing, mailing, vote tabulation, legal, and out of pocket expenses. The total estimated proxy solicitation costs are approximately $43,422.42.

In order that the presence of a quorum at the Annual Meeting may be assured, prompt execution and return of the enclosed Proxy Ballot is requested. A self-addressed postage paid envelope is enclosed for your convenience. You also may vote via telephone or via the Internet. Please follow the voting instructions as outlined on your Proxy Ballot.

Michael D’Angelo
Secretary

May 20, 2025

APPENDIX A: NOMINEES

The following table sets forth information concerning the Nominees of the Fund. The mailing address for each Nominee is 405 Lexington Avenue, 58th Floor, New York, NY 10174.

Name, Address and Date of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served[1]	Principal Occupation(s) During the Past 5 Years	Number of Funds in the Fund Complex Overseen by Trustees[2]	Other Board Positions Held by Trustees
Independent Nominees
Thomas Bumbolow DOB: 05/17/1976	Trustee	Since January 2021	See “Proposal One – Election of Nominees”	1	Stepping Stones Museum
Karen Caldwell DOB: 01/22/1959	Trustee	Since July 2020	See “Proposal One – Election of Nominees”	2	Saba Capital Income & Opportunities Fund II
Ketu Desai DOB: 07/02/1982	Trustee	Since July 2020	See “Proposal One – Election of Nominees”	2	Saba Capital Income & Opportunities Fund II; ASA Gold and Precious Metals Limited Fund
Anatoly Nakum DOB: 06/03/1973	Trustee	Since April 2024	See “Proposal One – Election of Nominees”	2	Saba Capital Income & Opportunities Fund II

Name, Address and Age	Position(s) Held with the Fund	Term of Office and Length of Time Served[1]	Principal Occupation(s) During the Past 5 Years	Number of Funds in the Fund Complex Overseen by Trustees[2]	Other Board Positions Held by Trustees
Nominee who is an “Interested Person” [3]
Andrew Kellerman DOB: 09/22/1965	Trustee	Since July 2020	See “Proposal One – Election of Nominees”	2	None

1.	Trustees serve until their successors are duly elected and qualified. The tenure of each Trustee who is not an “interested person” as defined in the 1940 Act, of the Fund (as defined below, “Independent Trustee”) is subject to the Board’s retirement policy, which states that each duly elected or appointed Independent Trustee shall retire from and cease to be a member of the Board at the close of business on December 31 of the calendar year in which the Independent Trustee attains the age of 75. A majority vote of the Board’s other Independent Trustees may extend the retirement date of an Independent Trustee if the retirement would trigger a requirement to hold a meeting of shareholders of the Fund under applicable law, whether for the purposes of appointing a successor to the Independent Trustee or otherwise complying with applicable law, in which case the extension would apply until such time as the shareholder meeting can be held or is no longer required (as determined by a vote of a majority of the other Independent Trustees).

2.	For the purposes of this table, “Fund Complex” means the Fund and Saba Capital Income & Opportunities Fund II.

3.	Andrew Kellerman is deemed to be an Interested Trustee because of his current affiliation with the Fund, Saba Capital, and its affiliates.

APPENDIX B: TRUSTEE COMPENSATION TABLE

The following table has been provided to the Fund by the Adviser and its affiliates and sets forth information regarding the compensation paid to the Independent Trustees for the fiscal year ended October 31, 2024 for service on the Board.

Name of Trustee	Aggregate Compensation from the Fund (fiscal year ended October 31, 2024)	Total Compensation from the Fund and Complex Paid to Trustees[1]
Karen Caldwell	$22,500	$45,000
Ketu Desai	$15,000	$30,000
Thomas Bumbolow	$15,000	$15,000
Anatoly Nakum	$15,000	$30,000
Aditya Bindal[2]	$0	$0
Andrew Kellerman[3]	$0	$0

1.	As of October 31, 2024, the FundComplex consisted of the Fund and Saba Capital Income & Opportunities Fund II.

2.	Aditya Bindal resigned his position as Trustee of the Fund effective April 1, 2025.

3.	Andrew Kellerman is deemed to be an Interested Trustee because of his current affiliation with the Fund, Saba Capital, and its affiliates and therefore does not receive any compensation from the Fund for his role as Interested Trustee.

APPENDIX C: SHARES OWNED BY TRUSTEES AND OFFICERS

The following table sets forth information regarding the dollar range of equity securities of the Fund beneficially owned by each Trustee as of March 31, 2025.

Name of Trustee	Fund	Aggregate Dollar Range of Equity Securities in all Registered Investment Companies Overseen by Trustee in Family of Investment Companies
Independent Trustees
Karen Caldwell	None	$0
Ketu Desai	None	$0
Anatoly Nakum	None	$0
Thomas Bumbolow	None	$0
Trustee who is an “Interested Person”
Andrew Kellerman	None	$0
Named Executive Officers
Boaz Weinstein	None	$0
Paul Kazarian	None
Michael D’Angelo	None
Patrick Keniston	None
Troy Statczar	None
Nitin Sapru	None
All Trustees and Officers as a group

APPENDIX D: OFFICERS

Information for each Officer of the Fund is set forth in the table below. The mailing address for each Officer is 405 Lexington Avenue, 58th Floor, New York, NY 10174, except as noted below.

Name, Address[1] and DOB	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years
Boaz Weinstein DOB: 06/06/1973	President	Since May 2021	CIO of Saba Capital
Paul Kazarian DOB: 04/25/1984	Chief Executive Officer	Since November 2024	Portfolio Manager at Saba Capital
Michael D’Angelo DOB: 09/08/1978	Secretary	Since May 2021	COO and General Counsel at Saba Capital
Patrick Keniston[1] DOB: 01/18/1964	CCO	Since June 2021	Managing Director, Foreside (since 2008)
Troy Statczar[1] DOB: 08/31/1971	PFO, Treasurer	Since June 2021	Senior Director (2020-present) - Foreside; Director of Fund Administration (2017-2019) - Thornburg Investment Management, Inc.
Nitin Sapru DOB: 12/07/1980	Vice President	Since May 2021	CFO at Saba Capital

[1]	Patrick Keniston's and Troy Statczar’s address is Foreside Fund Officer Services, LLC, 3 Canal Plaza, 3rd Floor, Portland, ME 04101.

APPENDIX E: COMMON SHARES OUTSTANDING

The following table sets forth the Common Shares outstanding of the Fund as of the Record Date.

Fund	Number of Common Shares Outstanding
Saba Capital Income & Opportunities Fund	42,529,493.52

APPENDIX F: BENEFICIAL OWNERSHIP OF 5 PERCENT OR MORE AS OF THE RECORD DATE1

	Name and Address of Shareholder[2]	Number of Shares	Percentage of Common Shares
Common Shares	RiverNorth Capital Management, LLC 325 N. LaSalle Street, Suite 645 Chicago, IL 60654-7030	3,084,196	7.25%
Common Shares	Kovitz Investment Group Partners, LLC 71 South Wacker Drive, Suite 1860 Chicago, IL 60606	2,471,071	5.80%
Common Shares	Relative Value Partners Group, LLC 1033 Skokie Blvd. Suite 470 Northbrook, IL 60062	2,314,254	5.44%

1.	The table above shows 5% or greater shareholders’ ownership of Common Shares as of April 29, 2025. Based on Schedule 13G/13D and Form 4 filings made on or before April 29, 2025.
2.	This entity is the shareholder of record and may be deemed to be the beneficial owner of the shares listed for certain purposes under the securities laws, although in certain instances it may not have an economic interest in these shares and would, therefore, ordinarily disclaim any beneficial ownership therein.

APPENDIX G: FEES PAID TO THE INDEPENDENT REGISTERED PUBLIC ACCOUNTANTS

The following table shows fees paid to EY for professional audit services during the Fund’s most recent fiscal years ended October 31, 2023 and October 31, 2024, as well as fees billed for other services rendered by EY to the Fund.

Fund	Audit Fees[1]		Audit-Related Fees[2]
	October 31, 2023	October 31, 2024	October 31, 2023	October 31, 2024
Fund	$123,500	$109,850	$0	$0
	Tax Fees[3]		All Other Fees[4]
	October 31, 2023	October 31, 2024	October 31, 2023	October 31, 2024
Fund	$24,700	$25,900	$0	$0

1.	Audit fees consist of fees billed for professional services rendered for the audit of the year-end financial statements and services that are normally provided by EY in connection with statutory and regulatory filings.

2.	Audit-related fees consist principally of fees billed for assurance and related services that are reasonably related to the performance of the audit or review of the Fund’s consolidated financial statements and are not reported under “Audit Fees.” These services include attestation services that are not required by statute or regulations and consultations concerning financial accounting and reporting standards.

3.	Tax fees consist of fees billed for professional services for tax compliance. These services include assistance regarding federal, state, and local tax compliance.

4.	All other fees would include fees for products and services other than the services reported above, including those related to the review and issuance of consents on various SEC filings.

In addition, the Audit Committee pre-approves EY’s engagement for other services to be provided to the Adviser and any entity controlling, controlled by, or under common control with the Adviser that provides ongoing services to the Fund, which engagements relate directly to the operations and financial reporting of the Fund. The aggregate fees paid to EY for such services were $0 for the fiscal year ended October 31, 2024, and $0 for the fiscal year ended October 31, 2023.

The following table presents: (i) the aggregate non-audit fees (i.e., fees for audit-related, tax, and other services) billed to the Fund by E&Y for the Fund’s fiscal years ended October 31, 2023 and October 31, 2024; and (ii) the aggregate non-audit fees billed to the Adviser, or any of its affiliates, by EY for the same time periods.

Aggregate Non-Audit Fees
Registrant/Adviser	2024	2023
Fund	$0	$0

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EXHIBIT A

Saba Capital Income & Opportunities Fund

Nominating and Corporate Governance Committee Charter

I.	Statement of Purpose

The Nominating and Corporate Governance Committee (the “Committee”) is a standing committee established by the Board of Trustees (the “Board”) of Saba Capital Income & Opportunities Fund (the “Fund”). The purpose of the Committee is to assist the Board in fulfilling its oversight responsibilities related to:

i.	identifying individuals qualified to become members of the Board;
ii.	selecting or recommending to the Board the trustee nominees for each annual meeting of shareholders;
iii.	developing and recommending to the Board a set of corporate governance principles applicable to the Fund;
iv.	planning for the succession of the Fund’s executive officers; and
v.	overseeing the evaluation of the Board, its committees and management.

II.	Membership and Qualifications

Membership: The Committee shall consist of at least three (3) independent members of the Board meeting the qualifications set forth below. Members of the Committee shall be appointed by the Board.

Qualifications: Each member of the Committee may not be an “interested person” of the Fund, as that term is defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended, and must meet the requirements of a “non-employee director” for purposes of Section 16 of the Securities Exchange Act of 1934, as amended, and the applicable director independence requirements of the New York Stock Exchange (the “NYSE”). The Board shall annually review the Committee’s compliance with such requirements.

Chair: Unless a Chair is elected by the full Board, the members of the Committee may designate a Chair by majority vote of the full Committee membership.

Resignation, Removal and Replacement: Any member of the Committee may resign from the Committee at any time upon notice of such resignation to the Board. The Board shall have the power at any time to remove a member of the Committee with or without cause, to fill all vacancies, and to designate alternate members, upon the recommendation of the Committee, to replace any absent or disqualified members.

III.	Procedures

The Committee will meet at least once per year and at such additional times as may be necessary to carry out its responsibilities. The Chair of the Committee, in consultation with the other Committee members, shall determine the frequency and length of the Committee meetings and shall set meeting agendas consistent with this charter. Any two members, the Chair of the Committee, the Chair of the Board and/or the Chief Executive Officer (the “CEO”) of the Fund may call a meeting of the Committee whenever deemed necessary.

Action may be taken by the Committee upon the affirmative vote of a majority of the members present at the meeting if a quorum of Committee members, as defined in the Fund’s bylaws, is present (or where only two members are present, by unanimous vote).

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The Committee may invite any member of the Board who is not a member of the Committee, or any officer, employee, counsel, representative of a service provider or other persons to attend meetings and provide information to the Committee as appropriate.

An agenda, together with materials relating to the subject matter of each meeting, shall be sent to members of the Committee prior to each meeting. Minutes for all meetings of the Committee shall be prepared to document the Committee’s discharge of its responsibilities. The minutes shall be circulated in draft form to all Committee members to ensure an accurate final record, shall be approved at a subsequent meeting of the Committee, and shall be distributed periodically to the full Board.

IV.	Goals, Responsibilities and Authority

In carrying out its mission, the Committee shall have direct responsibility and authority to perform the following duties:

Nominating Trustees

A.	Identify individuals qualified to become Board members, consistent with criteria approved by the Board, receive nominations for such qualified individuals, select, or recommend that the Board select the trustee nominees for the next annual meeting of shareholders, taking into account each candidate’s ability, judgment and experience and the overall diversity and composition of the Board;
B.	Recommend to the Board candidates for election to the Board and evaluate the Board in accordance with criteria set forth below or determined as provided below. As part of this responsibility, the Committee shall be responsible for conducting, subject to applicable law, any and all inquiries into the background and qualifications of any candidate for the Board and such candidate’s compliance with the independence and other qualification requirements established by the Committee.
i.	General Considerations. Each trustee should:
a.	Be an individual possessing high standards of character and integrity, relevant experience, a willingness to ask hard questions and the ability to work well with others;
b.	Be free of conflicts of interest that would violate applicable law or regulation or interfere with the proper performance of the responsibilities of a trustee;
c.	Be willing and able to devote sufficient time to the affairs of the Fund and be diligent in fulfilling the responsibilities of a trustee; and
d.	Have the capacity and desire to represent the balanced, best interests of the Fund’s shareholders as a whole, and not a special interest group or constituency.
ii.	Specific Considerations. The Committee shall periodically review the skills, experiences (such as business experience or other such involvement in public service, academia or scientific communities), particular areas of expertise, particular backgrounds, and other characteristics that help ensure the effectiveness of the Board and the Board’s committees. These considerations should:
a.	Take into account any particular needs of the Fund and may be adjusted as these Fund characteristics evolve;

2

b.	Consider periodically complimentary skills or other attributes, which may not be represented on the Board that would be useful to the Board as it fulfills its duties; and
c.	Be based on a consideration of each individual’s contributions, the availability of trustee candidates, and the Fund’s needs.
C.	Monitor Board composition and recommend candidates as necessary to ensure that the number of independent trustees serving on the Board satisfies NYSE and SEC requirements;
D.	Review any candidate recommended or nominated by shareholders in light of the Committee’s criteria for selection of new trustees, as well as requirements under the Fund’s organizational documents and applicable law;
E.	Recommend to the Board qualified individuals to serve as committee members on the various Board committees; and
F.	Recommend to the Board or to the appropriate committee thereto processes for annual evaluations of the performance of the Board and any executive officers of the Fund. In discharging this responsibility, the Committee shall solicit comments from all trustees and report annually to the Board on the results of the evaluation.

Policies and Procedures with Respect to Trustees

A.	Review the Fund’s practices and policies with respect to trustees, including the size of the Board, the ratio of employee trustees to non-employee trustees, the meeting frequency of the Board, the structure of Board meetings and the responsibilities of the Board and its committees, and make recommendations to the Board with respect thereto.

Succession Planning for CEO and Other Executive Officers

A.	Oversee the maintenance and presentation to the Board of management’s plans for succession to senior management positions in the Fund.

Corporate Governance

A.	Oversee an annual review of the performance of the full Board and report the results thereof to the full Board;
B.	Monitor and make recommendations to the Board on matters of Fund policies and practices relating to corporate governance, including performing periodic reviews of the Fund’s corporate governance requirements and recommending to the Board any proposed revisions thereto;
C.	Periodically evaluate the Fund’s Code of Business Conduct and Ethics for Principal Executive and Principal Financial Officers and, if appropriate, recommend changes to that code;
D.	Consider and report to the Board any questions of possible conflicts of interest of Board members; and
E.	Review shareholder proposals regarding corporate governance and make recommendations to the Board.

3

Other

A.	Periodically review and assess the adequacy of this charter, the structure and operations of this Committee and the other existing Board committees, including any policies for removal of members and rotation of members among other committees of the Board, and submit any changes to the Board for approval;
B.	Have the sole authority to retain and terminate a search firm to assist in the identification of trustee candidates and have the authority to approve the search firm’s fees and other retention terms;
C.	Have the authority to retain legal, accounting or other experts that it determines to be necessary to carry out its duties and to determine compensation for such advisors; and
D.	Carry out such other duties that may be delegated to the Committee by the Board from time to time.

The Committee shall have the right to use reasonable amounts of time of the Fund’s independent registered public accounting firm, outside lawyers and other internal staff and also shall have the right to hire independent experts, lawyers and other consultants to assist and advise the Committee in connection with its responsibilities. The Committee shall keep the Fund’s Chief Financial Officer advised as to the general range of anticipated expenses for outside consultants.

The Committee may delegate any of its responsibilities to a subcommittee comprised of one or more members of the Committee.

V.	Evaluation

The Committee shall evaluate its performance on an annual basis and recommend changes to the Board as needed.

VI.	Disclosure of Charter

This charter will be made available on the Fund’s website.

Last Updated: May 26, 2022

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SABA CAPITAL MANAGEMENT
405 LEXINGTON AVE., 58TH FL
NEW YORK, NEW YORK 10174

SCAN TO
VIEW MATERIALS & VOTE

To vote by Internet

1) Read the Proxy Statement and have the proxy card below at hand.
2) Go to website **www.proxyvote.com or scan the QR Barcode above**
3) Follow the instructions provided on the website.

To vote by Telephone

1) Read the Proxy Statement and have the proxy card below at hand.
2) Call **1-800-690-6903**
3) Follow the instructions.

To vote by Mail

1) Read the Proxy Statement.
2) Check the appropriate box on the proxy card below.
3) Sign and date the proxy card.
4) Return the proxy card in the envelope provided.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

V75315-Z90349

KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

	For All	Withhold All	For All Except	To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the name(s) of the nominee(s) on the line below.
1. Proposal: Election of five nominees to the Board of Trustees of the Saba Capital Income & Opportunities Fund:	☐	☐	☐	______________________

Nominees:

01) Thomas Bumbolow
02) Karen Caldwell
03) Ketu Desai
04) Andrew Kellerman
05) Anatoly Nakum

2. To transact such other business, not currently contemplated, that may properly come before the Annual Meeting, or any adjournments or postponements thereof, in the discretion of the proxies or their substitutes.

Note: Please sign exactly as name or names appear(s) on this proxy. If stock is held jointly, each holder should sign. If signing as attorney, trustee, executor, administrator, custodian, guardian or corporate officer, please give full title.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature [Joint Owners]	Date